UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2025

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

On September 2, 2025, Sculptor Diversified Real Estate Income Trust, Inc. (the “Company”) issued the following shares based on the respective net asset value per share as of July 31, 2025.

The following table details the shares issued and gross proceeds:

	Number of Shares Issued	Gross Proceeds
Class E Shares(1)	3,428,934	$38,273,418
Class AA Shares(2)	16,169	177,750
Class A Shares	27,803	297,000
Total	3,472,906	$38,748,168
_______________________________________
(1) Includes 15,355 shares at $171,386 issued to Sculptor Advisors LLC as payment for accrued management fees.
(2) Includes sales load fees of $2,750 for Class AA Shares.

On August 12, 2025, the Company, pursuant to its distribution reinvestment plan, issued the following shares based on the respective net asset value per share as of June 30, 2025:

	Number of Shares Issued	Purchase Price
Class E Shares(1)	2,378	$25,725
Class F Shares	135	1,444
Class FF Shares	22,493	236,527
Class AA Shares	19,615	206,827
Class A Shares	940	9,801
Class I-S Shares	296	3,072
Total	45,857	$483,396
_______________________________________
(1) Includes distributions of 109 Class E restricted shares at $1,180 in connection with the restricted stock held by our independent directors under our independent director compensation plan.

The offer, sale, and issuance of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2), Regulation D and/or Regulation S thereunder.

Item 7.01. Regulation FD Disclosure.

August 2025 Distributions

On August 31, 2025, the Company declared distributions for each class of its common stock in the amounts per share set forth below:

	Gross Distribution	Distribution Fees	Net Distribution
Class E Shares	$0.0638	$—	$0.0638
Class F Shares	$0.0638	$—	$0.0638
Class FF Shares	$0.0638	$0.0046	$0.0592
Class A Shares	$0.0638	$—	$0.0638
Class AA Shares	$0.0638	$0.0046	$0.0592
Class I-S Shares	$0.0638	$—	$0.0638

The net distributions for each class of common stock (which represents the gross distributions less distribution fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on August 31, 2025 and will be paid on or about September 12, 2025. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Ellen Conti
Name:	Ellen Conti
Title:	Chief Financial Officer

Date:	September 4, 2025